UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2012

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California		91101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.  Results of Operations and Financial Condition.

On February 7, 2012, Alexandria Real Estate Equities, Inc. (the “Company”) issued a press release entitled “Alexandria Real Estate Equities, Inc. Reports Fourth Quarter and Year Ended December 31, 2011, Financial and Operating Results” which sets forth the Company’s results of operations and financial condition for the fourth quarter and year ended December 31, 2011.  The press release referred to certain supplemental information that is available on the Company’s website at www.are.com.  Copies of the press release and supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information contained in this Item 2.02, including the exhibits referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated February 7, 2012.

99.2	Alexandria Real Estate Equities, Inc.’s Supplemental Financial, Operating, & Property Information for the Fourth Quarter and Year Ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

February 8, 2012	By:	/s/ Joel S. Marcus
Joel S. Marcus
Chairman/Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer
(Principal Financial and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated February 7, 2012.
99.2	Alexandria Real Estate Equities, Inc.’s Supplemental Financial, Operating, & Property Information for the Fourth Quarter and Year Ended December 31, 2011.